UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2023 (October 30, 2023)

BRISTOL-MYERS SQUIBB COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-01136	22-0790350
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

Route 206 & Province Line Road
Princeton, New Jersey, 08543
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (609) 252-4621

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025	BMY25	New York Stock Exchange
1.750% Notes due 2035	BMY35	New York Stock Exchange
Celgene Contingent Value Rights	CELG RT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.          Other Events.

Indenture

On November 13, 2023, Bristol-Myers Squibb Company (the “Company”) completed the public offering (the “Offering”) of (i) $1,000,000,000 aggregate principal amount of 5.750% Notes due 2031, (ii) $1,000,000,000 aggregate principal amount of 5.900% Notes due 2033, (iii) $1,250,000,000 aggregate principal amount of 6.250% Notes due 2053, and (iv) $1,250,000,000 aggregate principal amount of 6.400% Notes due 2063 (collectively, the “Notes”).

The Company intends to use the net proceeds of the Offering for general corporate purposes, including, but not limited to, the financing of the proposed acquisition of Mirati Therapeutics, Inc. (the “Acquisition”) and the fees and expenses in connection therewith and with the Offering.

The Notes are governed by and were issued pursuant to that certain Indenture, dated as of June 1, 1993 (the “Base Indenture”), by and between the Company and The Bank of New York Mellon, as trustee, as supplemented by the Fourteenth Supplemental Indenture, dated as of November 13, 2023 (the “Fourteenth Supplemental Indenture” and, the Base Indenture as so supplemented, the “Indenture”). The Indenture contains customary covenants and restrictions, including covenants that require the Company to satisfy certain conditions in order to incur debt secured by liens, engage in sale/leaseback transactions or merge or consolidate with another entity. The Indenture also provides for customary events of default.

The Notes were issued with the following terms:

Series of Notes	Interest Rate	Maturity Date	Interest Payment Dates
2031 Notes	5.750%	February 1, 2031	February 1 and August 1, beginning on February 1, 2024
2033 Notes	5.900%	November 15, 2033	May 15 and November 15, beginning on May 15, 2024
2053 Notes	6.250%	November 15, 2053	May 15 and November 15, beginning on May 15, 2024
2063 Notes	6.400%	November 15, 2063	May 15 and November 15, beginning on May 15, 2024

The Company may redeem the Notes at any time prior to maturity. If the Company elects to redeem any series of Notes at any time prior to the applicable Par Call Date (as defined in the Fourteenth Supplemental Indenture), in each case, in whole or from time to time in part, the Company will pay a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the applicable series of Notes to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Fourteenth Supplemental Indenture) plus the applicable Make-Whole Spread (as defined in the Fourteenth Supplemental Indenture) less (b) interest accrued to the date of redemption, and

(ii) 100% of the principal amount of the Notes to be redeemed,

plus in either case, accrued and unpaid interest thereon to the redemption date.

On or after the applicable Par Call Date, the Company may, at its option, redeem any series of Notes, in whole or in part, at any time and from time to time, at an applicable redemption price equal to 100% of the principal amount of each Note to be redeemed plus accrued and unpaid interest on the applicable series of Notes to be redeemed to, but not including, the date of redemption.

The Offering was made pursuant to, and in accordance with the terms and subject to the conditions set forth in, a Prospectus Supplement, dated October 30, 2023 and filed with the Securities and Exchange Commission (the “SEC”) on November 1, 2023 (the “Prospectus Supplement”), and the Prospectus dated December 13, 2021, filed as part of the shelf registration statement (File No. 333-261623) that became effective under the Securities Act of 1933, as amended, when filed with the SEC on December 13, 2021. Please refer to the Prospectus Supplement for additional information regarding the Offering and the terms and conditions of the Notes. The description of the Base Indenture, the Fourteenth Supplemental Indenture and the Notes contained in this Item 8.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, the Fourteenth Supplemental Indenture and the Notes. The Base Indenture was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated May 27, 1993 and filed on June 3, 1993 and the terms of which are incorporated herein by reference. The Fourteenth Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and its terms are incorporated herein by reference. The forms of Notes are filed as Exhibits 4.2, 4.3, 4.4 and 4.5, respectively, to this Current Report on Form 8-K and their terms are incorporated herein by reference.

Underwriting Agreement

The Notes were sold pursuant to an underwriting agreement, dated October 30, 2023 (the “Underwriting Agreement”), among the Company and the underwriters named therein (the “Underwriters”). The Underwriting Agreement contains certain representations, warranties, covenants and indemnification obligations of the Company and the Underwriters, as well as other customary provisions.

The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of the dates specified therein, were solely for the benefit of the parties thereto and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company and its subsidiaries. Moreover, information concerning the subject matter of any representations, warranties and covenants may change after the date of the Underwriting Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Certain of the financial institutions party to the Underwriting Agreement, either directly or through affiliates, have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services in the ordinary course of business for the Company and in connection with the Acquisition, for which they have received, and will receive, customary fees and commissions.

The description of the Underwriting Agreement contained in this Item 8.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and its terms are incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 30, 2023, by and among Bristol-Myers Squibb Company and the underwriters named therein.
4.1	Fourteenth Supplemental Indenture, dated as of November 13, 2023, by and between Bristol-Myers Squibb Company and The Bank of New York Mellon, as Trustee, to the Indenture dated as of June 1, 1993.
4.2	Form of $1,000,000,000 5.750% Notes due 2031 (included as Exhibit A to Exhibit 4.1)
4.3	Form of $1,000,000,000 5.900% Notes due 2033 (included as Exhibit B to Exhibit 4.1)
4.4	Form of $1,250,000,000 6.250% Notes due 2053 (included as Exhibit C to Exhibit 4.1)
4.5	Form of $1,250,000,000 6.400% Notes due 2063 (included as Exhibit D to Exhibit 4.1)
5.1	Opinion of Kirkland & Ellis LLP.
23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1 of this Current Report on Form 8-K).
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 30, 2023, by and among Bristol-Myers Squibb Company and the underwriters named therein.
4.1	Fourteenth Supplemental Indenture, dated as of November 13, 2023, by and between Bristol-Myers Squibb Company and The Bank of New York Mellon, as Trustee, to the Indenture dated as of June 1, 1993.
4.2	Form of $1,000,000,000 5.750% Notes due 2031 (included as Exhibit A to Exhibit 4.1)
4.3	Form of $1,000,000,000 5.900% Notes due 2033 (included as Exhibit B to Exhibit 4.1)
4.4	Form of $1,250,000,000 6.250% Notes due 2053 (included as Exhibit C to Exhibit 4.1)
4.5	Form of $1,250,000,000 6.400% Notes due 2063 (included as Exhibit D to Exhibit 4.1)
5.1	Opinion of Kirkland & Ellis LLP.
23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1 of this Current Report on Form 8-K).
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: November 13, 2023	By:	/s/ Kimberly M. Jablonski
	Name:	Kimberly M. Jablonski
	Title:	Corporate Secretary